LEASE AGREEMENT

                           BY AND BETWEEN

              PLAZA I-A ASSOCIATES LIMITED PARTNERSHIP

                                 AND

                    COMTEX SCIENTIFIC CORPORATION

                          TABLE OF CONTENTS

ARTICLE I
DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II
PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE III
TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE IV
BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE V
OPERATING CHARGES . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE VI
USE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE VII
ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . 12

ARTICLE VIII
MAINTENANCE AND REPAIRS . . . . . . . . . . . . . . . . . . . . . 13

ARTICLE IX
ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE X
SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE XI
SECURITY DEPOSIT  . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE XII
HOLDING OVER  . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE XIII
INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE XIV
SERVICES AND UTILITIES  . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE XV
LIABILITY OF LANDLORD . . . . . . . . . . . . . . . . . . . . . . 21

ARTICLE XVI
RULES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

ARTICLE XVII
DAMAGE OR DESTRUCTION . . . . . . . . . . . . . . . . . . . . . . 23





ARTICLE XVIII
CONDEMNATION  . . . . . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE XIX
DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE XX
BANKRUPTCY  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE XXI
SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . 28

ARTICLE XXII
COVENANTS OF LANDLORD . . . . . . . . . . . . . . . . . . . . . . 29

ARTICLE XXIII
GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE XXIV
PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

ARTICLE XV
SATELLITE DISHES  . . . . . . . . . . . . . . . . . . . . . . . . 34

EXHIBIT A -- Plan Showing Premises
EXHIBIT B -- Rules
EXHIBIT C -- Measurement of Rentable Area





                         LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease") is dated as of April 6,
1996, by and between PLAZA I-A ASSOCIATES LIMITED PARTNERSHIP, a
Virginia limited partnership ("Landlord"), and COMTEX SCIENTIFIC
CORPORATION, a New York corporation ("Tenant").


                            ARTICLE I
                           DEFINITIONS

     1.1 Building: a twelve (12) story office building containing one hundred ninety-five thousand ninety-three (195,093) square feet of rentable area, known as 4900 Seminary Road and located on certain land (the "Land") in Alexandria, Virginia, together with related parking areas and facilities (whether in or near the Building), roadways and driveways and other amenities.

     1.2 Premises: six thousand one hundred ninety-two (6,192) square feet of rentable area located on the eighth (8th) floor of the Building (Suite 800) and outlined on Exhibit A attached hereto.

     1.3  Tenant's Proportionate Share:  3.17%.

     1.4 Lease Term: approximately seventy-seven (77) months, ending at 11:59 p.m. on August 31, 2002.

     1.5  Lease Commencement Date:  April 6, 1996.

     1.6 Base Rent and Base Rent Rate: one hundred twenty-three thousand eight hundred forty dollars and no cents ($123,840.00) for the first Lease Year (which amount is based on a base rent rate of twenty dollars and no cents ($20.00) per square foot of rentable area), divided into twelve (12) equal monthly installments of $10,320.00 for the first Lease Year.

     1.7  Base Rent Annual Escalation Percentage: three percent
(3%).

     1.8 Security Deposit: sixty-one thousand nine hundred twenty dollars and no cents ($61,920.00).

     1.9  Broker:  The Mark Winkler Company.

     1.10 Tenant Address for Notices:  at the Premises (Attn:
Mr. C.W. Gilluly).

     1.11 Complex: that complex (of which the Building is a part) known as Mark Center, and including all easements, rights and appurtenances thereto (including private streets, storm detention facilities and any other service facilities).





     1.12 Guarantor(s):  none.

     1.13 Landlord Address for Notices:  c/o The Mark Winkler
Company, 4900 Seminary Road, Suite 900, Alexandria, Virginia
22311.

     1.14 Parking Permits:  twenty-five (25).


                            ARTICLE II
                             PREMISES

     2.1 Tenant leases the Premises from Landlord upon the terms stated herein. Tenant will have the non-exclusive right to use for their intended purpose the areas of the Building designated by Landlord from time to time as common and public space, which areas are for the benefit of the general population of the Building and include, without limitation, the first floor lobby area, the public corridors and stairs, the elevators, and the public restrooms in the Building.

     2.2 The standard of measurement set forth on Exhibit C attached hereto governs and controls all calculations in this Lease relating to the rentable area of the Premises.


                           ARTICLE III
                               TERM

     3.1 The terms and conditions of this Lease shall be effective from the date of execution of this Lease by Landlord and Tenant. The Lease Term shall commence on the Lease Commencement Date specified in Section 1.5 above. If the Lease Commencement Date is not the first day of a month, then the Lease Term shall be the period set forth in Section 1.4 hereinabove plus the partial month in which the Lease Commencement Date occurs. The Lease Term shall also include any properly exercised renewal or extension of the term of this Lease.

     3.2 Lease Year shall mean a period of twelve (12) consecutive months commencing on the Lease Commencement Date and each successive twelve (12) month period thereafter; provided, however, that if the Lease Commencement Date is not the first day of a month, then the second Lease Year shall commence on the first day of the month in which the first anniversary of the Lease Commencement Date occurs.












                            ARTICLE IV
                            BASE RENT

     4.1  During each Lease Year during the Lease Term, Tenant
shall pay to Landlord as annual base rent for the Premises,
without set-off, deduction or demand, the Base Rent, which amount is subject to upward adjustment from time to time as provided in
Section 4.2 hereinbelow.  The Base Rent shall be divided into twelve (12) equal monthly installments and each such monthly installment shall be due and payable in advance on the first day of each month during each Lease Year. Concurrently with Tenant's execution of this Lease, Tenant shall pay an amount equal to one
(1) monthly installment of the Base Rent payable during the first Lease Year, which amount shall be credited toward the first
monthly installment of the Base Rent due and payable her   1,817,928
[SALES]                                      2,311,183
[TOTAL-REVENUES]                             2,311,183
[CGS]                                        1,533,064
[TOTAL-COSTS]                                2,709,944
[OTHER-EXPENSES]                                 1,302
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                              78,000
[INCOME-PRETAX]                              (478,063)
[INCOME-TAX]                                       489
[INCOME-CONTINUING]                          (478,552)
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                 (478,552)
[EPS-PRIMARY]                                   (0.06)
[EPS-DILUTED]                                        0
[/TABLE]